UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 22, 2008, Grubb & Ellis Realty Investors, LLC, or Grubb & Ellis Realty Investors, the managing member of Grubb & Ellis Healthcare REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with NHP Cypress Station Partnership, LP, an unaffiliated third party, or the Seller, for the purchase of Cypress Station Medical Office Building, located in Houston, Texas, or the Cypress Station property, for a purchase price of $11,200,000, plus closing costs.

On March 25, 2008, Grubb & Ellis Realty Investors executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement to G&E Healthcare REIT Cypress Station, LLC, our subsidiary.

On March 25, 2008, we acquired the Cypress Station property from the Seller for a purchase price of $11,200,000, plus closing costs. We financed the purchase price using a secured loan of $7,300,000 from National City Bank, or National City, and $4,500,000 in borrowings under a secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or KeyBank. Both the secured loan and the secured revolving line of credit are described in Item 2.03 below. An acquisition fee of $336,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

National City Loan

On March 25, 2008, we, through G&E Healthcare REIT Cypress Station, LLC, obtained a secured loan, or the Cypress Station loan, with National City. The Cypress Station loan is evidenced by a Promissory Note in the principal amount of $7,300,000, or the Cypress Station note. The Cypress Station note is secured by a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Financing Statement, or the Cypress Station deed, on the Cypress Station property, and a Limited Guaranty of Payment by which we guarantee payment of up to $730,000 plus all accrued interest and enforcement costs. The Cypress Station loan matures on September 1, 2011, but may be extended for two consecutive 12 month periods, each subject to satisfaction of certain conditions, including payment of an extension fee equal to fifteen one-hundredths of the outstanding principal balance of the loan. The loan provides for monthly principal and interest payments due on the first day of each calendar month, beginning on May 1, 2008. The loan bears interest at per annum rates equal to the lesser of: (a) the maximum lawful rate, or (b) the LIBOR rate, as defined in the Cypress Station note, plus 1.75%. If any monthly payment that is due is not received by National City within 10 days after such payment is due, the loan provides for a late charge equal to 5.0% of such payment. In the event of a default, the loan also provides for a default interest rate equal to the lesser of: (a) the maximum lawful rate, or (b) 5.0% over National City’s corporate market rate, as described in the National City note. Subject to certain conditions, the loan may be prepaid in whole or in part, without paying a prepayment premium. The loan documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Cypress Station loan are qualified in their entirety by the terms of the Cypress Station note, Cypress Station deed, Limited Guaranty of Payment and Environmental Indemnity Agreement attached hereto as Exhibits 10.3 through 10.6 to this Current Report on Form 8-K.

LaSalle Line of Credit

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On March 25, 2008, we borrowed $4,500,000 under the LaSalle line of credit, which was applied towards the purchase price of the Cypress Station property, including closing costs.

Item 7.01 Regulation FD Disclosure.

On March 31, 2008, we issued a press release announcing the acquisition of the Cypress Station property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NHP Cypress Station Partnership, LP and Grubb & Ellis Realty Investors, LLC, dated February 22, 2008

10.2 Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Healthcare REIT Cypress Station, LLC, dated March 25, 2008

10.3 Promissory Note by G&E Healthcare REIT Cypress Station, LLC in favor of National City Bank, dated March 25, 2008

10.4 Deed of Trust, Security Agreement, Assignment of Leases and Rents and Financing Statement by G&E Healthcare REIT Cypress Station, LLC for the benefit of National City Bank, dated March 25, 2008

10.5 Limited Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. for the benefit of National City Bank, dated March 25, 2008

10.6 Environmental Indemnity Agreement by G&E Healthcare REIT Cypress Station, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of National City Bank, dated March 25, 2008

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated March 31, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

March 31, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between NHP Cypress Station Partnership, LP and Grubb & Ellis Realty Investors, LLC, dated February 22, 2008
10.2	Assignment and Assumption of Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Healthcare REIT Cypress Station, LLC, dated March 25, 2008
10.3	Promissory Note by G&E Healthcare REIT Cypress Station, LLC in favor of National City Bank, dated March 25, 2008
10.4	Deed of Trust, Security Agreement, Assignment of Leases and Rents and Financing Statement by G&E Healthcare REIT Cypress Station, LLC for the benefit of National City Bank, dated March 25, 2008
10.5	Limited Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. for the benefit of National City Bank, dated March 25, 2008
10.6	Environmental Indemnity Agreement by G&E Healthcare REIT Cypress Station, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of National City Bank, dated March 25, 2008
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated March 31, 2008